UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.
Date of Report (Date of Earliest Event Reported): June 10, 2011
PANHANDLE OIL AND GAS INC.
(Exact name of registrant as specified in its charter)

OKLAHOMA (State or other jurisdiction of incorporation)	001-31759 (Commission File Number)	73-1055775 (I.R.S. Employer Identification No.)

5400 North Grand Blvd., Suite 300 Oklahoma City, OK (Address of principal executive offices)	73112 (Zip code)
(405) 948-1560
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act

ITEM 5.07	Submission of Matters to a Vote of Security Holders
As previously reported on a Form 8-K filed on March 7, 2011, at the 2011 Annual Meeting of Stockholders of Panhandle Oil and Gas Inc. (“Company”), the Company’s stockholders voted to approve an advisory vote every three years with respect to compensation of the Company’s named executive officers.
This amendment to the previously-filed Form 8-K is being filed to report that the Board of Directors of the Company determined to hold a stockholder advisory vote on the Company’s executive compensation every three years until the next required advisory vote on the frequency of future stockholder advisory votes on executive compensation, which is currently required to occur no later than the Company’s 2017 annual meeting of stockholders.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANHANDLE OIL AND GAS INC.
By:	/s/ Michael C. Coffman
Michael C. Coffman,
President and CEO

DATE: June 10, 2011
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